UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2008
ARCADIA RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

001-32935	88-0331369

(Commission File Number)	(IRS Employer Identification No.)
9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (317) 569-8234
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
June 16, 2008, Arcadia Resources, Inc. filed its annual report on Form 10-K and issued an earnings release announcing its financial results for the fiscal quarter and year ended March 31, 2008. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information in this Item 2.02 of Form 8-K and in Exhibit 99.1 is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated June 16, 2008
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.
By:	/s/ Matthew R. Middendorf
Matthew R. Middendorf
Its: Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Dated: June 16, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 16, 2008